UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2025

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101

Portland, OR 97224

(503) 601-4545

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Offering

On October 6, 2025, Pixelworks, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with two institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue and sell, in a registered direct offering, an aggregate of 666,667 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $10.50 per share (the “Offering”). The Company expects to receive aggregate gross proceeds from the Offering of approximately $7 million before deducting placement agent fees and other offering expenses. The Company expects to use the net proceeds from the Offering for working capital and general corporate purposes.

The Offering is expected to close on or about October 7, 2025, subject to the satisfaction of closing conditions set forth in the Purchase Agreement. The Purchase Agreement contains representations and warranties and agreements of the Company and the Purchasers, as well as certain rights to indemnification, that the Company believes are customary for transactions of this nature.

Roth Capital Partners, LLC (“Roth”) acted as placement agent for the Offering pursuant to a placement agency agreement dated October 6, 2025 (the “Placement Agency Agreement”), between the Company and Roth.

The Shares were offered by the Company pursuant to a prospectus supplement dated October 6, 2025 (the “Prospectus Supplement”), and underlying prospectus dated October 6, 2025, filed in connection with the Company’s effective shelf registration statement on Form S-3 (File No. 333-275569), originally filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2023, as amended and declared effective on February 13, 2024.

A form of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference. Information regarding the Offering and the terms and conditions of the Purchase Agreement set forth in this report is subject to, and qualified in its entirety by, the Purchase Agreement.

In connection with the Offering, the Company’s directors and executive officers have agreed, for a period of 30 days from closing and subject to certain exceptions set forth in the lock-up agreements, not to (i) offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of the Common Stock; or (ii) enter into certain derivative transactions relating to the ownership of securities of the Company.

Pursuant to the Placement Agency Agreement, the Company has agreed to pay Roth a fee equal to 5.5% of the gross proceeds received by the Company, which is expected to be $385,000.

The Placement Agency Agreement is filed as Exhibit 10.2 hereto, and is incorporated by reference. Information regarding the terms and conditions of the Placement Agency Agreement in this report is subject to, and qualified in its entirety by, the full terms of the agreement.

A copy of the opinion of Miller Nash LLP relating to the legality of the Shares issued in the Offering is filed as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

The Prospectus Supplement filed in connection with the Offering includes the following update as to the status of the Company’s business:

The Company is in discussions with a buyer relating to the sale of the shares of the common stock of its subsidiary, Pixelworks Semiconductor Technology (Shanghai) Co., Ltd. Among other contingencies applicable to any fully negotiated transaction, the transaction is expected to be subject to the approval of the Company’s board of directors, execution of a definitive agreement with the buyer, and approval by holders of 67% of the Common Stock outstanding at the time. Assuming a definitive agreement is executed, the Company will file another Current Report on Form 8-K disclosing additional material terms of the transaction, including a copy of the definitive agreement as an exhibit.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 8- K are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding the consummation of the Offering and the expected timing thereof; the satisfaction of closing conditions with respect to the Offering; the expected amount of gross proceeds; the Company’s expectations regarding the use of net proceeds from the offering and statements regarding the matters regarding the potential sale of the Company’s common stock in its subsidiary described above. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and understandings and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, market and other conditions and other factors described in this report and in our other filings with the SEC from time to time. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made, except as required by law. You should review additional disclosures we make in our filings with the SEC, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and current reports and other documents that we have filed or may file in the future. You may access these documents for no charge at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Miller Nash LLP.

10.1	Form of Common Stock Purchase Agreement, dated as of October 6, 2025, between the Company and the Purchasers.*

10.2	Placement Agency Agreement, dated as of October 6, 2025, between the Company and Roth.

23.1	Consent of Miller Nash LLP (included in Exhibit 5.1).

99.1	Press Release dated October 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy of any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 6, 2025		PIXELWORKS, INC.

	By:	/s/ Haley F. Aman
Haley F. Aman
Chief Financial Officer